UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): June 6, 2011

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE (State or other jurisdiction of Incorporation or organization)	27-0981065 (I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 6, 2011, David C. Lawler resigned from his positions as PostRock Energy Corporation’s President and Chief Executive Officer and Director effective July 15, 2011.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated June 10, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ David J. Klvac
David J. Klvac
Chief Accounting Officer

Date: June 10, 2011

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release dated June 10, 2011.